Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net sales	$2,590	$2,777	$13,519	$13,630
Cost of goods sold	1,646	1,879	7,554	7,926
Research and development expense	335	312	980	876
Selling, general and administrative expenses	670	657	2,441	2,409
Amortization of intangibles	174	178	508	536
Restructuring and asset related charges - net	2	152	95	300
Other income (expense) - net	(149)	23	(354)	89
Interest expense	58	18	171	43
Income (loss) from continuing operations before income taxes	(444)	(396)	1,416	1,629
Provision for (benefit from) income taxes on continuing operations	(129)	(74)	244	372
Income (loss) from continuing operations after income taxes	(315)	(322)	1,172	1,257
Income (loss) from discontinued operations after income taxes	(3)	(6)	(174)	(46)

Net income (loss)	(318)	(328)	998	1,211

Net income (loss) attributable to noncontrolling interests	3	3	10	9

Net income (loss) attributable to Corteva	$(321)	$(331)	$988	$1,202

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.45)	$(0.45)	$1.64	$1.73
Basic earnings (loss) per share of common stock from discontinued operations	—	(0.01)	(0.24)	(0.06)
Basic earnings (loss) per share of common stock	$(0.45)	$(0.46)	$1.40	$1.67

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.45)	$(0.45)	$1.63	$1.72
Diluted earnings (loss) per share of common stock from discontinued operations	—	(0.01)	(0.24)	(0.06)
Diluted earnings (loss) per share of common stock	$(0.45)	$(0.46)	$1.39	$1.66

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	708.4	718.7	710.7	722.8
Diluted	708.4	718.7	713.6	726.4

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	September 30, 2023	December 31, 2022	September 30, 2022
Assets
Current assets
Cash and cash equivalents	$2,254	$3,191	$2,199
Marketable securities	108	124	119
Accounts and notes receivable – net	6,581	5,701	6,273
Inventories	6,320	6,811	5,415
Other current assets	1,070	968	1,039
Total current assets	16,333	16,795	15,045
Investment in nonconsolidated affiliates	106	102	91
Property, plant and equipment	8,892	8,551	8,444
Less: Accumulated depreciation	4,572	4,297	4,259
Net property, plant and equipment	4,320	4,254	4,185
Goodwill	10,441	9,962	9,791
Other intangible assets	9,795	9,339	9,461
Deferred income taxes	554	479	407
Other assets	1,561	1,687	1,671
Total Assets	$43,110	$42,618	$40,651

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$3,609	$24	$1,576
Accounts payable	3,678	4,895	4,140
Income taxes payable	236	183	227
Deferred revenue	552	3,388	860
Accrued and other current liabilities	2,273	2,254	2,115
Total current liabilities	10,348	10,744	8,918
Long-term debt	2,290	1,283	1,277
Other noncurrent liabilities
Deferred income tax liabilities	1,070	1,119	1,123
Pension and other post employment benefits - noncurrent	2,228	2,255	2,628
Other noncurrent obligations	1,707	1,676	1,621
Total noncurrent liabilities	7,295	6,333	6,649

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at September 30, 2023 - 704,880,000; December 31, 2022 - 713,419,000; and September 30, 2022 - 716,225,000	7	7	7
Additional paid-in capital	27,895	27,851	27,815
Retained earnings	325	250	614
Accumulated other comprehensive income (loss)	(3,001)	(2,806)	(3,592)
Total Corteva stockholders' equity	25,226	25,302	24,844
Noncontrolling interests	241	239	240
Total equity	25,467	25,541	25,084
Total Liabilities and Equity	$43,110	$42,618	$40,651

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30,
	2023	2022
Operating activities

Net income (loss)	$998	$1,211
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	899	919
Provision for (benefit from) deferred income tax	(308)	(149)
Net periodic pension and OPEB (credits) costs	105	(155)
Pension and OPEB contributions	(123)	(147)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(12)	(17)
Restructuring and asset related charges - net	95	300
Other net loss	342	181
Changes in assets and liabilities, net
Accounts and notes receivable	(782)	(1,814)
Inventories	492	(466)
Accounts payable	(1,215)	202
Deferred revenue	(2,840)	(2,311)
Other assets and liabilities	(255)	100
Cash provided by (used for) operating activities	(2,604)	(2,146)
Investing activities
Capital expenditures	(412)	(460)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	42	46
Acquisitions of businesses - net of cash acquired	(1,456)	—
Investments in and loans to nonconsolidated affiliates	(31)	(9)
Purchases of investments	(83)	(314)
Proceeds from sales and maturities of investments	127	274
Proceeds from settlement of net investment hedge	42	—
Other investing activities, net	(2)	24
Cash provided by (used for) investing activities	(1,773)	(439)
Financing activities
Net change in borrowings (less than 90 days)	2,419	777
Proceeds from debt	3,427	1,335
Payments on debt	(1,314)	(355)
Repurchase of common stock	(585)	(800)
Proceeds from exercise of stock options	28	66
Dividends paid to stockholders	(327)	(311)
Other financing activities, net	(45)	(49)
Cash provided by (used for) financing activities	3,603	663
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(68)	(295)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(842)	(2,217)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,618	4,836
Cash, cash equivalents and restricted cash equivalents at end of period	$2,776	$2,619

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - SEED	2023	2022	2023	2022
Corn	$487	$469	$5,139	$4,621
Soybean	189	205	1,713	1,685
Other oilseeds	142	124	637	647
Other	60	64	348	380
Seed	$878	$862	$7,837	$7,333

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - CROP PROTECTION	2023	2022	2023	2022
Herbicides	$815	$1,043	$3,043	$3,472
Insecticides	416	363	1,156	1,275
Fungicides	226	421	837	1,173
Other	255	88	646	377
Crop Protection	$1,712	$1,915	$5,682	$6,297

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - SEED	2023	2022	2023	2022
North America [1]	$173	$218	$5,192	$4,637
EMEA [2]	198	157	1,441	1,442
Latin America	380	383	847	912
Asia Pacific	127	104	357	342
Rest of World [3]	705	644	2,645	2,696
Net Sales	$878	$862	$7,837	$7,333

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2023	2022	2023	2022
North America [1]	$399	$521	$1,901	$2,185
EMEA [2]	271	297	1,555	1,452
Latin America	844	898	1,537	1,852
Asia Pacific	198	199	689	808
Rest of World [3]	1,313	1,394	3,781	4,112
Net Sales	$1,712	$1,915	$5,682	$6,297

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023		2023
Net Sales (GAAP)	$2,590		$13,519
Add: Impacts from Currency and Portfolio / Other[4]	(184)		(42)
Organic Sales (Non-GAAP)	$2,406		$13,477

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING EBITDA	2023	2022	2023	2022
Seed	$(138)	$(224)	$1,972	$1,585
Crop Protection	184	352	1,107	1,352
Corporate Expenses	(28)	(32)	(84)	(83)
Operating EBITDA (Non-GAAP)	$18	$96	$2,995	$2,854

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Income (loss) from continuing operations after income taxes (GAAP)	$(315)	$(322)	$1,172	$1,257
Provision for (benefit from) income taxes on continuing operations	(129)	(74)	244	372
Income (loss) from continuing operations before income taxes (GAAP)	(444)	(396)	1,416	1,629
Depreciation and amortization	306	310	899	919
Interest income	(59)	(36)	(153)	(75)
Interest expense	58	18	171	43
Exchange (gains) losses[1]	102	13	242	96
Non-operating (benefits) costs[2]	28	(9)	115	(134)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(44)	(6)	34	(3)
Significant items (benefit) charge[3]	71	202	271	379
Operating EBITDA (Non-GAAP)	$18	$96	$2,995	$2,854

1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.
4.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2023 vs. Q3 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(167)	(23)%	$(172)	(23)%	(1)%	(22)%	—%	—%
EMEA[2]	15	3%	(3)	(1)%	12%	(13)%	1%	3%
Latin America	(57)	(4)%	(226)	(18)%	(2)%	(16)%	4%	10%
Asia Pacific	22	7%	30	10%	6%	4%	(4)%	1%
Rest of World	(20)	(1)%	(199)	(10)%	3%	(13)%	2%	7%
Total	$(187)	(7)%	$(371)	(13)%	2%	(15)%	1%	5%

SEED
	Q3 2023 vs. Q3 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(45)	(21)%	$(43)	(20)%	9%	(29)%	(1)%	—%
EMEA[2]	41	26%	50	32%	29%	3%	(6)%	—%
Latin America	(3)	(1)%	(19)	(5)%	12%	(17)%	4%	—%
Asia Pacific	23	22%	29	28%	10%	18%	(6)%	—%
Rest of World	61	9%	60	9%	16%	(7)%	—%	—%
Total	$16	2%	$17	2%	14%	(12)%	—%	—%

CROP PROTECTION
	Q3 2023 vs. Q3 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(122)	(23)%	$(129)	(25)%	(6)%	(19)%	—%	2%
EMEA	(26)	(9)%	(53)	(18)%	4%	(22)%	4%	5%
Latin America	(54)	(6)%	(207)	(23)%	(7)%	(16)%	4%	13%
Asia Pacific	(1)	(1)%	1	1%	3%	(2)%	(4)%	2%
Rest of World	(81)	(6)%	(259)	(19)%	(3)%	(16)%	3%	10%
Total	$(203)	(11)%	$(388)	(20)%	(4)%	(16)%	2%	7%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q3 2023 vs. Q3 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$18	4%	$25	5%	16%	(11)%	(1)%	—%
Soybeans	(16)	(8)%	(24)	(12)%	9%	(21)%	4%	—%
Other oilseeds[2]	18	15%	19	15%	22%	(7)%	—%	—%
Other	(4)	(6)%	(3)	(5)%	4%	(9)%	(1)%	—%
Total	$16	2%	$17	2%	14%	(12)%	—%	—%

CROP PROTECTION PRODUCT LINE
	Q3 2023 vs. Q3 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(228)	(22)%	$(249)	(24)%	(5)%	(19)%	2%	—%
Insecticides	53	15%	46	13%	(1)%	14%	2%	—%
Fungicides	(195)	(46)%	(202)	(48)%	(5)%	(43)%	2%	—%
Other	167	190%	17	19%	2%	17%	5%	166%
Total	$(203)	(11)%	$(388)	(20)%	(4)%	(16)%	2%	7%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2023 vs. Nine Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$271	4%	$299	4%	7%	(3)%	—%	—%
EMEA[2]	102	4%	246	9%	20%	(11)%	(8)%	3%
Latin America	(380)	(14)%	(661)	(24)%	2%	(26)%	2%	8%
Asia Pacific	(104)	(9)%	(37)	(3)%	7%	(10)%	(6)%	—%
Rest of World	(382)	(6)%	(452)	(7)%	10%	(17)%	(4)%	5%
Total	$(111)	(1)%	$(153)	(1)%	9%	(10)%	(2)%	2%

SEED
	Nine Months 2023 vs. Nine Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$555	12%	$588	13%	10%	3%	(1)%	—%
EMEA[2]	(1)	—%	92	6%	27%	(21)%	(11)%	5%
Latin America	(65)	(7)%	(96)	(11)%	14%	(25)%	4%	—%
Asia Pacific	15	4%	45	13%	12%	1%	(9)%	—%
Rest of World	(51)	(2)%	41	2%	21%	(19)%	(6)%	2%
Total	$504	7%	$629	9%	14%	(5)%	(3)%	1%

CROP PROTECTION
	Nine Months 2023 vs. Nine Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(284)	(13)%	$(289)	(13)%	3%	(16)%	(1)%	1%
EMEA	103	7%	154	11%	14%	(3)%	(5)%	1%
Latin America	(315)	(17)%	(565)	(31)%	(4)%	(27)%	2%	12%
Asia Pacific	(119)	(15)%	(82)	(10)%	5%	(15)%	(5)%	—%
Rest of World	(331)	(8)%	(493)	(12)%	4%	(16)%	(2)%	6%
Total	$(615)	(10)%	$(782)	(12)%	4%	(16)%	(2)%	4%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Nine Months 2023 vs. Nine Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$518	11%	$623	13%	15%	(2)%	(3)%	1%
Soybeans	28	2%	29	2%	8%	(6)%	—%	—%
Other oilseeds[2]	(10)	(2)%	5	1%	23%	(22)%	(8)%	5%
Other	(32)	(8)%	(28)	(7)%	9%	(16)%	(1)%	—%
Total	$504	7%	$629	9%	14%	(5)%	(3)%	1%

CROP PROTECTION PRODUCT LINE
	Nine Months 2023 vs. Nine Months 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(429)	(12)%	$(378)	(11)%	3%	(14)%	(1)%	—%
Insecticides	(119)	(9)%	(78)	(6)%	5%	(11)%	(2)%	(1)%
Fungicides	(336)	(29)%	(311)	(27)%	4%	(31)%	(2)%	—%
Other	269	71%	(15)	(4)%	4%	(8)%	1%	74%
Total	$(615)	(10)%	$(782)	(12)%	4%	(16)%	(2)%	4%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-10 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Seed	$5	$(94)	$(59)	$(237)
Crop Protection	(73)	(42)	(202)	(59)
Corporate	(3)	(66)	(10)	(83)
Total significant items before income taxes	$(71)	$(202)	$(271)	$(379)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[8]		($ Per Share)
	2023	2022	2023	2022	2023	2022
1st Quarter
Restructuring and asset related charges, net[1]	$(33)	$(5)	$(25)	$(3)	$(0.03)	$—
Estimated settlement expense[2]	(49)	(17)	(37)	(13)	(0.05)	(0.02)
Inventory write-offs[3]	(4)	—	(4)	—	(0.01)	—
Gain (loss) on sale of assets and equity investments[3]	3	—	1	—	—	—
Seed sale associated with Russia Exit[3]	19	—	14	—	0.02	—
Acquisition-related costs[4]	(19)	—	(17)	—	(0.02)	—
1st Quarter — Total	$(83)	$(22)	$(68)	$(16)	$(0.09)	$(0.02)

2nd Quarter
Restructuring and asset related charges, net [1]	$(60)	$(143)	$(45)	$(116)	$(0.06)	$(0.16)
Estimated settlement expense[2]	(41)	—	(31)	—	(0.04)	—
Inventory write-offs [3]	(3)	(1)	(3)	(1)	—	—
Loss on sale of equity investments [3]	—	(5)	—	(4)	—	(0.01)
Seed sale associated with Russia Exit[3]	(1)	—	(1)	—	(0.01)	—
Settlement costs associated with Russia Exit [3]	—	(6)	—	(6)	—	(0.01)
Acquisition-related costs[4]	(15)	—	(12)	—	(0.02)	—
Employee Retention Credit[5]	3	—	2	—	—	—
Income tax items[6]	—	—	29	—	0.04	—
2nd Quarter — Total	$(117)	$(155)	$(61)	$(127)	$(0.09)	$(0.18)

3rd Quarter
Restructuring and asset related charges, net [1]	$(2)	$(152)	$(4)	$(126)	$(0.01)	$(0.18)
Estimated settlement expense [2]	(66)	(40)	(50)	(30)	(0.07)	(0.04)
Inventory write-offs [3]	—	(32)	—	(24)	—	(0.03)
Settlement cost associated with Russia Exit [3]	—	(2)	—	(2)	—	—
Gain on sale of business[3]	4	15	3	10	0.01	0.01
Acquisition-related costs[4]	(7)	—	(6)	—	(0.01)	—
Employee Retention Credit [5]	—	9	—	7	—	0.01
Income tax items [6]	—	—	—	55	—	0.08
3rd Quarter — Total	$(71)	$(202)	$(57)	$(110)	$(0.08)	$(0.15)

Year-to-date Total [7]	$(271)	$(379)	$(186)	$(253)	$(0.26)	$(0.35)

1.Third, second and first quarter 2023 includes restructuring and asset related benefits (charges) of $(2), $(60) and $(33), respectively. The charges primarily relate to a $2, $(52) and $(16) benefit (charge) for the third, second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits and a $(1), $(7) and $(11) charge for the third, second and first quarter, respectively, associated with the 2022 Restructuring Actions.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

Third, second and first quarter 2022 included restructuring and asset related benefits (charges) of $(152), $(143) and $(5), respectively. The charges primarily related to a $(145) and $(56) charge for the third and second quarter, respectively, associated with the 2022 Restructuring Actions and a $(5), $(93) and $(6) charge for the third, second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.Third, second and first quarter 2023 included estimated Lorsban® related charges of $(66), $(41) and $(49), respectively. Third and first quarter 2022 included estimated Lorsban® related charges of $(40) and $(17), respectively.

3.Third quarter 2023 includes a benefit of $4 associated with activities related to the 2022 Restructuring Actions consisting of a gain on the sale of a business. Second and first quarter 2023 includes a benefit (charge) of $(1) and $19, respectively, relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $30 and $41 of net sales and $31 and $22 of cost of goods sold, respectively. Second quarter 2023 also includes a charge of $(3) associated with activities related to the 2022 Restructuring Actions consisting of inventory write offs. First quarter 2023 also includes a benefit (charge) of $(11) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of a loss on the sale of the Company's interest in an equity investment and inventory write-offs.

Third quarter 2022 includes a benefit (charge) of $(32), $15 and $(2) associated with activities related to 2022 Restructuring Actions consisting of inventory write-offs, gain on the sale of a business, and settlement costs associated with the Russia Exit, respectively. Second quarter 2022 included a $(1), $(5) and $(6) charge associated with activities related to the 2022 Restructuring Actions relating to inventory write-offs associated with the Russia Exit, loss on the sale of the Company's interest in an equity investment and settlement costs associated with the Russia Exit, respectively.

4.Third, second and first quarter 2023 includes acquisition-related costs relating to transaction and third-party integration costs associated with the completed acquisitions of Stoller and Symborg and the recognition of the inventory fair value step-up.

5.Second quarter 2023 and third quarter 2022 includes a benefit of $3 and $9, respectively, relating to an adjustment due to a change in estimate related to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security ("CARES") Act as enhanced by the Consolidated Appropriations Act ("CAA") and American Rescue Plan Act ("ARPA").

6.Second quarter 2023 includes a tax benefit of $29 related to the impact of changes to deferred taxes associated with a tax currency change for a legal entity and an adjustment due to a change in estimate related to a worthless stock deduction in the U.S.

Third quarter 2022 includes a tax benefit of $55 relating to the establishment of deferred taxes due to the impact of a change in a U.S. legal entity's tax characterization.

7.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

8.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended September 30,
	2023	2022	2023	2022
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$(318)	$(325)	$(0.45)	$(0.45)
Less: Non-operating benefits (costs), after tax [1]	(16)	4	(0.02)	—
Less: Amortization of intangibles (existing as of Separation), after tax	(118)	(137)	(0.17)	(0.19)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	34	4	0.05	0.01
Less: Significant items benefit (charge), after tax	(57)	(110)	(0.08)	(0.15)
Operating Earnings (Loss) (Non-GAAP)[2]	$(161)	$(86)	$(0.23)	$(0.12)

	Nine Months Ended September 30,
	2023	2022	2023	2022
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$1,162	$1,248	$1.63	$1.72
Less: Non-operating benefits (costs), after tax [1]	(84)	96	(0.12)	0.13
Less: Amortization of intangibles (existing as of Separation), after tax	(354)	(414)	(0.50)	(0.57)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(25)	2	(0.03)	0.01
Less: Significant items benefit (charge), after tax	(186)	(253)	(0.26)	(0.35)
Operating Earnings (Loss) (Non-GAAP)[2]	$1,811	$1,817	$2.54	$2.50

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.

2.Refer to page A-13 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Operating EBITDA (Non-GAAP)[1]	$18	$96	$2,995	$2,854
Depreciation	(132)	(132)	(391)	(383)
Amortization of intangibles (post Separation)	(20)	(1)	(45)	(3)
Interest Income	59	36	153	75
Interest Expense	(58)	(18)	(171)	(43)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	62	4	(517)	(512)
Base income tax rate from continuing operations (Non-GAAP)[1]	46.6%	21.1%	20.3%	20.5%
Exchange gains (losses), after tax[2]	(87)	(68)	(203)	(162)
Net (income) loss attributable to non-controlling interests	(3)	(3)	(10)	(9)
Operating Earnings (Loss) (Non-GAAP)[1]	$(161)	$(86)	$1,811	$1,817
Diluted Shares (in millions)[3]	708.4	718.7	713.6	726.4
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$(0.23)	$(0.12)	$2.54	$2.50

1.Refer to pages A-5 through A-9, A-12 and A-14 for Non-GAAP reconciliations.
2.Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).
3.The share count represents basic shares for the three months ended September 30, 2023 and 2022 as application of dilutive shares to an operating loss would be antidilutive.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Income (loss) from continuing operations before income taxes (GAAP)	$(444)	$(396)	$1,416	$1,629
Add: Significant items (benefit) charge [1]	71	202	271	379
Non-operating (benefits) costs	28	(9)	115	(134)
Amortization of intangibles (existing as of Separation)	154	177	463	533
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(44)	(6)	34	(3)
Less: Exchange gains (losses)[2]	(102)	(13)	(242)	(96)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(133)	$(19)	$2,541	$2,500

Provision for (benefit from) income taxes on continuing operations (GAAP)	$(129)	$(74)	$244	$372
Add: Tax benefits on significant items (benefit) charge[1]	14	92	85	126
Tax expenses on non-operating (benefits) costs	12	(5)	31	(38)
Tax benefits on amortization of intangibles (existing as of Separation)	36	40	109	119
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(10)	(2)	9	(1)
Tax benefits on exchange gains (losses)[2]	15	(55)	39	(66)
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(62)	$(4)	$517	$512

Effective income tax rate (GAAP)	29.1%	18.7%	17.2%	22.8%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	6.0%	(222.5)%	3.5%	1.3%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	35.1%	(203.8)%	20.7%	24.1%
Exchange gains (losses), net effect[2]	11.5%	224.9%	(0.4)%	(3.6)%
Base income tax rate from continuing operations (Non-GAAP)	46.6%	21.1%	20.3%	20.5%

1. See page A-10 for further detail on the Significant Items.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(104)	$(80)	$(182)	$(120)
Local tax (expenses) benefits	19	(40)	27	(61)
Net after tax impact from subsidiary exchange gains (losses)	$(85)	$(120)	$(155)	$(181)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$2	$67	$(60)	$24
Tax (expenses) benefits	(4)	(15)	12	(5)
Net after tax impact from hedging program exchange gains (losses)	$(2)	$52	$(48)	$19

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(102)	$(13)	$(242)	$(96)
Tax (expenses) benefits	15	(55)	39	(66)
Net after tax exchange gains (losses)	$(87)	$(68)	$(203)	$(162)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."